MITESCO INC.

Mitesco, Inc. (MITI)

Investor Deck

October 2020



MITESCO | INC.

COMPANY DETAILS

Mitesco, Inc.
OTCQB: MITI
www.MitescoInc.com | 844.383.8689
7535 East Hampden Avenue, Ste. 400
Denver, CO 80231
investors@MitescoInc.com

MITESCO INC.

Building an international healthcare technology company? Starting with the blueprint…

Acquisition Philosophy.

Building the Portfolio


monetary dynamics





Seek low-cost acquisitions

Instead of paying high prices for mature businesses we target health care technology companies with proven solutions that are struggling to attract the capital needed for expansion.

Go international early

Since there is minimal GDP growth in Europe and many proven healthcare technology solutions, implement cross boarder expansion model.

Capture the steepest part of the growth curve

Find the businesses that can quickly scale their models to be accretive to revenue and earnings now that the growth capital is available.

MITESCO | INC.

Series A Preferred Stock Offering for Portfolio Development…

Financing - Preferred A Stock for Portfolio Development.

Series A Preferred Issuance

- Use preferred equity to improve balance sheet's debt to equity ratio and minimize dilution from alternative financings
- Issue up to $15 million of Series A Preferred shares, nonconvertible, perpetual, and redeemable in 2 years with 12% interest paid monthly in cash
- One share of common stock included with each $25.00 share of Series A Preferred purchased.
- Register and list Series A Preferred for free trading on a US market with possibly an up listing and dual listing in Europe
- Use capital for working capital, strengthening balance sheet, paying off liabilities, retiring debt, and funding the growth

Growth Via Development & Acquisition



1. **Completed Acquisition**:

   The Good Clinic™ - building operating infrastructure for the growth of nurse practitioner primary care clinics, optimize operations, and launch expansion of clinics across the country. Launch initial clinic in NE Minneapolis in Q1 2021.

   - Planned expansion: Add 9 more clinics in next 18 months.

2. Targeted Acquisition:

   Pursue planned acquisition of a profitable advanced technology development company serving Fortune™ 200 companies (many in healthcare) and can also service the holding company portfolio

MITESCO INC.

Portfolio Development

The Target Health Tech Macro Verticals.

Develop Core Healthcare Technology Expertise


Personal Health APPs
Artificial Intelligence& Predictive Analytics
Data & Information Management
Telehealth and Tele-Monitoring
Portfolio
the good clinic
Disruptive Medical, Diagnostic, & Treatment Technology
Behavioral Health

International Structure

International Organizational Structure.



Mitesco, Inc.
Delaware Corporation
MitescoNA, LLC
Denver, Colorado
The Good Clinic ™ LLC
Minneapolis, Minnesota
Full-Service IT Firm
Home Health Tech
Medical Imaging
Acelerar Healthcare Holdings Limited
Dublin, Ireland
Digital Comm Subsidiary
Medical Monitoring
Behavioral Management
Artificial Intelligence

MITESCO INC.

the good clinic

The Nurse Practitioner Primary Care Clinic Model

Healthcare – The Newest Consumer Product


Across the nation, healthcare consumers are consistent about two things:
#1
81%
of patients are not satisfied with their healthcare experience[1]
Healthcare consumers rank a personalized care experience as their top priority.[2]

[1] Prophet and GE Healthcare Camden Group, "The Current State of the Healthcare Experience." https://www.prophet.com/patientexperience/the-current-state-of-the-patient-experience.html

[2] Deloitte, "What Matters Most to the Healthcare Consumer." www.deloitte.com/content/dam/Deloitte/us/Documents/life-sciences-health-care/us-lshc-deloitte-2016-consumer-priorities-in-health-care-survey.pdf

The Consumer Is Demanding Something Different


90%
of metropolitan areas have highly concentrated markets[4]
80%
of patients would consider switching providers for convenience alone[5]

[4] The Commonwealth Fund. "Health Care Market Concentration Trends in the United States: Evidence and Policy Responses." September 6, 2017. https://www.commonwealthfund.org/publications/journal-article/2017/sep/health-care-market-concentration-trends-united-states

[5] Becker's Hospital Review, "What do you really know about patient loyalty?" https://www.beckershospitalreview.com/patient-flow/what-do-you-really-know-about-patient-loyalty.html

Portfolio Acquisition – The Good Clinic™

the good clinic

THE OPPORTUNITY

There is a Shortage of Primary Care Providers.

- Too few physicians are graduating and the rise in healthcare costs is continuing uncontrolled.
- The data shows that Primary Care is a part of the solution to control costs and improve quality.

The Market Reality

- **270,000** Nurse Practitioners licensed in the United States [1]
- **30%** Increase in the rate of graduation of Nurse Practitioners from 2010-2020 [1]
- **87.1%** of Nurse Practitioners are certified in the area of primary care [1]
- **20,400** additional primary care providers are needed to meet today's demand[2]

Your primary care provider is the main health care provider for non-emergency care.

They provide:

- Provide preventive care and teach healthy lifestyles
- Identify and treat common medical conditions
- Assess the urgency of your medical problems and direct you to the best place for that care
- Make referrals to medical specialists, when necessary

THE BUSINESS

The aging population has created a shortage of primary care providers.

- Convenience - locate practices in residential centers
- Focus on wellness - primary care is essential to improving quality, controlling the cost
- Users of primary care tend stay healthier and chronic illnesses are better controlled.
- Deliver care based on a personalized plan with prescheduled visits (in-person and virtual)

.

Deliver the business services that enable Nurse Practitioners to quickly open and efficiently operate a primary care clinic.

- Use technology to provide expertise wherever and whenever the client needs it

By combining business management support and infrastructure with digital technologies, the The Good Clinic™ platform expects to enable Nurse Practitioners to provide convenient, continuous personalized quality care to more people.

1. https://www.aanp.org/news-feed/nurse-practitioner-role-continues-to-grow-to-meet-primary-care-provider-shortages-and-patient-demands
2. https://bhw.hrsa.gov/health-workforce-analysis/primary-care-2020

The Good Clinic ™ – The Nord Haus in NE Minneapolis, MN



THE
good
clinic

The Residential Real Estate Primary Care Clinic

Advantages:

- **Convenient Personalized Planned Care**
- **Builder of Community & Retention**
- **More Visits per Client**
- **Higher Revenue / Visit**
    - Insurance and Consumer Pay Services
- **Lower Cost Facility w/ Std. Build Kits**
- **Lower Labor Cost**
- **Preventive & Wellness Emphasis**
- **Technology Enabled (tools)**
- **Superior Client Outcomes**

the good clinic™

The Good Clinic™

We use Science:

Analytics, Psychology, Activation, Biometrics, Physiology, Genetics

Community Based – A part of your life – not sick care

Lower cost of client acquisition: An amenity in residential buildings to increase retention of residents

Continuous relationship – co developed Facilitates human relationship and partnership in care

Top of Mind – reminder of the wellness plan by seeing the clinic every day in the neighborhood

Community events to engagement in wellness (education, stress relief, diet, active living…)

100% of residents receive value: The Good Plan for Living™

How We Care – The Tools

Nurse Practitioner training is foundational to our care approach: pursuing progress towards wellness of the whole person

Personalization: Patient Activation Measure - meet the client at their level

AI – Analytics: use data to inform care plan and prioritization of interventions

Look good feel good.

Interactions are planned and ad hoc to move client forward and prevent deterioration

Progress not perfection

Use the technology to monitor and intervene to eliminate delays in care

Operating Advantages

40% labor cost advantage

Labor supply: More NPs graduating than MDs

Nursing vs medical paradigm

1. Holistic – whole person wellness
2. Progress focused, not cure focused
3. Interactive discovery and co-planning
4. Frictionless visits (in person and remote) confidence

Lower cost to build matched to real estate partner:

Clinic "Kits": 3 standard sizes:

- 3k sf, 1.2k sf, and a kiosk

MITESCO | INC.

the good clinic™

Nurse Practitioner

Where Good Health Happens

The Consumer Experience



The Good Clinic ™ – Advantage "a unique consumer experience"

Differentiators From The Consumer Experience Perspective

E^3 - Expertise, Education, and Empathy

the good clinic™



good clinic

1. **Client Experience**: We build our customer experience on the three pillars of Expertise, Education, and Empathy.

2. **Client Activation and Commitment**: This "joint accountability" strategy requires us to provide a broader definition of primary care. Our services need to include entry level behavioral health screening. More aggressive support of wellness strategies to include nutrition, exercise plans, weight management, lifestyle classes, and supplements. We need to provide support of their cosmetic needs as well with simple dermatology procedures and products. We deliver a personalized experience.

3. **Lifestyle Integration**: An individual's activation score will drive the messaging and education required to gain the highest level of progress. It also means that we must integrate our services into the everyday life of our clients; Make it easy and enjoyable to use or experience and our support systems.

THE GOOD CLINIC

By The Numbers

The Nurse Practitioner Advantage

NP's Primary Advantage : Labor Cost, Training Approach, Low Malpractice Risk

- 40% lower labor cost vs. physicians
- Educational training is focused patient partnerships to achieve care goals
- Wellness and prevention is a core tenant in NP training
- NPs embrace complimentary and alternative medicine
- NPs are more accepting of innovative business strategy
  - **NPs recently gained ability to practice independently**
- More NPs entering labor pool than physicians
  - **30,000 new NPs graduated in 2018 to 2019**

Primary Care Physician salary with benefits: $292,000, at lower end of pay for all physicians


Psychiatry $268K
Rheumatology $262K
Internal Medicine $251K
Infectious Diseases $246K
Diabetes & Endocrinology $236K
Family Medicine $234K
Public Health & Preventive Medicine $232K
Pediatrics $232K

Nurse Practitioner salary with benefits: $137,000 to $175,000

The Good Clinic's Nurse Practitioner Advantage

There are more than 290,000 nurse practitioners (NPs) licensed in the U.S. [1]

- More than 30,000 new NPs completed their academic programs in 2018–2019.[2]
- 89.7% of NPs are certified in an area of primary care, and 69.0% of all NPs deliver primary care.[3]
- 82.9% of full-time NPs are accepting Medicare patients and 80.2% are accepting Medicaid patients.[4]
- 41.7% of full-time NPs hold hospital privileges; 11.7% have long-term care privileges.[4]
- 95.7% of NPs prescribe medications, and those in full-time practice write an average of 20 prescriptions per day.[4]
- NPs hold prescriptive privileges, including controlled substances, in all 50 states and D.C.
- In 2019, the median base salary for full-time NPs was $110,000.[3]
- The majority of NPs (57.4%) see three or more patients per hour.[4]
- Malpractice rates remain low; only 1.1% have been named as primary defendant in a malpractice case.[4]
- NPs have been in practice an average of 10 years.[3]
- The average age of NPs is 47 years.[3]

Updated August 2020

[1] AANP National Nurse Practitioner Database, 2020.
[2] American Association of Colleges of Nursing (AACN). (2020). *2019-2020 Enrollment and Graduations in Baccalaureate and*

MITESCO INC.

THE GOOD CLINIC

The Competitive Landscape

The Competitive Landscape

Device – Disease - App – The Good Clinic





Provide
patients with helpful resources
Simplify
management of chronic disease
Reduce
overall health-care costs
Motivate
and engage patients
Improve
adherence and prevent disease complications
Increase
patient provider relationship through branded videos



the good clinic™

Device

Its About being Sick

Transactional orientation

Regression to the mean: 50% get better w/o intervention

Keeping users active is the big challenge, most find they lose more than 25% of users per year

Cost of acquisition going up

It is not about the device, its what is done with the information

Disease

Its About being Sick

Transactional orientation

Narrow focus

Regression to the mean: 50% get better w/o intervention

Limited Market – weak evidence of value

No evidence they can impact the intransigent (the majority of cost)

App (s)

Its About being Sick

Transactional orientation

One Size Fits all

Do what we say

Data informs education not the person …

All people are treated the same, written at 4th or 6th grade level

50% of users stop use after 45 days

Holistic Wellness

Its About Living

Partnership Orientation

Whole person wellness

Jointly developed plan based on the client's goals

One size does not fit all

Activation informs technology and complexity of interaction

Use the technology that works for the Client, it is just a tool

The Competitive Landscape

Telehealth Only, Retail Health, Concierge Medicine, The Good Clinic



Telehealth Only

Disjointed Episodic Sick Care

Transactional orientation

Episodic

Keep minor ailments out of the delivery system and find higher revenue producing procedures

Little medical history

CVSHealth TARGET

Retail/Ready Health

Disjointed Episodic Sick Care

Transactional orientation

Episodic

Care is a loss leader to increased retail sales, not health

Convenience without medical history


CONCIERGE MEDICINE

Concierge Medicine

Measured Care & Wellness

Direct to consumer

Consumer Pay

Care Plan

Fixed fee ++

Higher cost of customer acquisition

Attracts worried well and sicker people

the good clinic™

The Good Clinic

Community Wellness

Direct to consumer and insurance

Continuous planned care

Residential amenity

Consumer pay and/or insurance

Focused on improving the client's life

Focus on prevention and planning to achieve goals and aspirations

Convenience with relationship

The Competitive Landscape

Oak Street, Village MD, Crossover Health, The Good Clinic

Oak Street

Medicare Focused Clinic

Relationship

Continuous

Chronic disease focus

Digital First

Prevention, treatment, monitoring, better outcomes

Store front location @ about 9,000 sf

Extra services focused on Medicare

Not using Activation

Village MD

Clinic model focused on primary care

Relationship / some transaction orientation

Episodic & Continuous

Digital enabled

Chronic disease aware

Medium cost of acquisition, retail partnership

9000 sf clinic

Not using Activation

Crossover Health

Direct Primary Care for Employers'

Relationship and episodic

Employer subsidized

Some prevention, some chronic disease programs

Lower cost of customer acquisition

Various size clinic tending to be > 10,000 sf

Not using Activation

The Good Clinic

Community Wellness

Relationship

Direct to consumer via residential amenity partnership

Continuous planned care based on an individuals needs

Consumer pay and/or insurance

Focused on improving the client's life

Convenience with relationship

Using Activation

MITESCO INC.

the good clinic™

The Team

The The Good Clinic™ Team – A track record of success.



Michael C. Howe

Chief Executive Officer

Successful growth-oriented CEO with 30 years of consumer and healthcare experience including CEO of Minute Clinic (acquired by CVS in 2006), Arbys Restaurants and Verify Brands.



Rebecca Hafner-Fogarty, MD, MBA, FAAFP

Chief Medical Officer

Senior clinical executive in consumer health including roles with Minute Clinic and Zipnosis. Former primary care physician and served on the Board of Medical Practice for the State of Minnesota.



Chief Nurse Practitioner Officer-Kevin Lee Smith, DNP, FNP, FAANP

Chief Nurse Practitioner Officer

Senior clinical and quality leadership experience with Minute Clinic and Zipnosis. Has been an active primary care Nurse Practitioner and served as faculty at the University of Minnesota.



Officer-Jim "Woody" Woodburn, MD, MS

President & COO

Senior Health Executive experience at Minute Clinic, Applied Pathways and United Health Group. Former occupational medicine physician. Serving as faculty at University of Minnesota School of Nursing.

MITESCO INC.

The Team

The Mitesco, Inc Team - Deep healthcare experience.

Full Board Biographies



Ron Riewold

Chairman, Board of Directors

Extensive senior heath care experience in both public and private companies.



Lawrence Diamond

Chief Executive Officer – Member, Board of Directors

Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.



Tom Brodmerkel

Member, Board of Directors

Business executive with 25+ years of generalist experience within the health care sector at the senior executive and board levels.



Faraz Naviq, MD.

Member, Board of Directors

Banking and asset management experience as a Physician Innovator within the healthcare sector as a senior executive, founder, and board member.



Juan Carlos Iturregui

Member, Board of Directors

International Attorney & Advisor active in public policy, healthcare, and cross border business transactions, serving on boards and as an appointee for both President Bush and President Obama

Mitesco, Inc.

Advisors and Common Stock Equity Structure



Legal Counsel – Healthcare Practice

Barnes & Thornburg LLP

225 South 6th St Suite 2800
Minneapolis, MN 55402



Accounting / Auditing

RBSM, LLP

Headquarters
805 Third Avenue
New York, NY 10022



Mitesco, Inc. (MITI)

Common Stock Equity Structure as of 9/16/20

Status	Number Of Shares
Authorized	500M
Issued & Outstanding	~118M
The Float	92M

Investor Considerations

The terms and conditions set forth herein are subject to change, customary legal review, and the conduct of due diligence. This Slide Deck does not constitute an offer and does not constitute an agreement or obligation on the part of any person to purchase or sell any the securities of the Company.

TerraNova Capital Equities, Inc., is a Registered Broker/Dealer, Member FINRA/SiPC. This document is intended only for the use of the individual or entity to which it is addressed and may contain information that is legally privileged, confidential and exempt from disclosure. If you are not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this message, or any attachment, is strictly prohibited. If you have received this message in error, please notify the original sender at TerraNova Capital Equities, Inc., 1 (212) 381-7391 immediately by telephone or by return e-mail and delete this message, along with any attachments, from your computer. Thank you, your cooperation is appreciated.

Notices

The information contained in this Summary has been provided wholly and completely by Mitesco, Inc. (the "Company", "we" or "us"). Any estimates, forecasts or other forward-looking statements contained in this Summary have been prepared by the Management Team of the Company in good faith and on a basis, it believes is reasonable. Such estimates, forecasts and other forward-looking statements involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to the future performance of the Company.

Cautionary Note Regarding Forward Looking Statements

This Summary also contains certain forward-looking statements within the meaning of Section 27A of the Act. All statements that address expectations or projections about the future, including statements about product development, market position, expected expenditures and financial results are forward-looking statements. These forward-looking statements are based on current expectations, estimates and projections for our industry, management's beliefs and assumptions made by management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "should," "could," "may," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not a guarantee of future performance and are subject to certain risks, uncertainties, rapid changes, and assumptions that are difficult to predict. Accordingly, actual results or performance of The Company may differ significantly, positively or negatively, from forward-looking statements made herein. Unanticipated events and circumstances are likely to occur. Factors that might cause such differences include, but are not limited to, those discussed under the heading "Risk Factors" provided in the Private Placement Memorandum and/or Subscription Agreement which investors should carefully consider before investing. These factors include, but are not limited to, risks that our products and services may not receive the level of market acceptance anticipated; anticipated funding may prove to be unavailable; potential competition in our market may result in lower than anticipated revenues or higher than anticipated costs, and general economic conditions, such as the rate of employment, inflation, interest rates and the condition of the capital markets may change in a way that is not favorable to us. This list of factors is not exclusive. We undertake no obligation to update any forward-looking statements.

Investor Considerations

AN INVESTMENT IN THE SECURITIES OF THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH ANY PURCHASE OF THE SECURITIES.

The COMPANY's COMMON STOCK TRADES ON THE OTC QB. THE COMPANY INTENDS TO REGISTER AND LIST THE SERIES A PREFERRED SECURITY ON A USA MARKET FOR TRADING WITHIN 90 DAYS OF THE CLOSING OF THE FINANCING. NO SUCH MARKET CAN BE GUARANTEED TO DEVELOP FOLLOWING THE PLACEMENT OF THE SECURITIES. SIGNIFICANT RESTRICTIONS ON TRANSFER WILL APPLY. YOU SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF YOUR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND BE ABLE TO WITHSTAND A TOTAL LOSS OF YOUR INVESTMENT. THIS SUMMARY DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

By accepting delivery of this Summary, you agree to return promptly to the Company this Summary and any of the other documents or information furnished to you pursuant to this Summary if you elect not to invest in the Securities or if the investment is withdrawn.

THESE ARE HIGHLY SPECULATIVE SECURITIES, WHICH INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE INVESTORS WHO CAN BEAR THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD INVEST IN THESE SECURITIES.

NASAA Legend

You should make your own decision whether this placement meets your investment objectives and risk tolerance level. No Federal or State securities commission has approved, disapproved, endorsed or recommended this placement. No independent person has confirmed the accuracy or truthfulness of this disclosure, nor whether it is complete. Any representation to the contrary is illegal. No state administrator has reviewed the disclosures included herein. The Company is relying on an exemption from registration or qualification under applicable Federal and State Securities Laws.

MITESCO | INC.

Thank You!

Contact Us

mitescoinc.com | investor@MitescoInc.com
844.383.8689